Tax-Free Trust of Arizona
      Supplement to the Statement of Additional Information
                     Dated October 31, 2000


     The material under the heading "When-Issued and Delayed
Delivery Obligations" is replaced by the following:

When-Issued and Delayed Delivery Obligations

     The Trust may buy Arizona Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Arizona Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Arizona Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Arizona Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Arizona Obligations.

                 The date of this Supplement is
                        January 10, 2001